GUIDANCE	VISION	EXPERIENCE

Ticker Symbol:
American Beacon Stephens Small Cap Growth Fund	A Class: C Class: Institutional Class: Y Class: Investor Class:	SPWAX SPWCX STSIX SPWYX STSGX

SUMMARY PROSPECTUS	FEBRUARY 24, 2012 (Supplemented August 22, 2012)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus dated February 24, 2012 and supplemented August 22, 2012 and statement of additional information dated February 24, 2012 and supplemented August 15, 2012, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and on page 18 under “Choosing Your Share Class” in the prospectus and on page 32 under “Additional Purchase and Sale Information for A Class Shares” in the statement of additional information.

Shareholder fees

(fees paid directly from your investment)

	Share classes
	A	C	Institutional	Y	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Institutional	Y	Investor
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25%	1.00%	None	None	None
Other expenses	0.70%	0.70%	0.45%	0.55%	0.83%

Total annual fund operating expenses[1]	1.65%	2.40%	1.15%	1.25%	1.53%

Expense cap and reimbursement	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.18)%

Total annual fund operating expenses after expense cap and reimbursement[2]	1.59%	2.34%	1.09%	1.19%	1.35%

[1]	Expenses are based on estimated expenses.

[2]

The Manager has contractually agreed to cap and/or reimburse the A Class, C Class, Institutional Class, Y Class and Investor Class of the Fund for Other Expenses through April 30, 2014 to the extent that Total Annual Fund Operating Expenses for the Fund exceed 1.59%, 2.34%, 1.09%, 1.19% and 1.35% for the A Class, C Class, Institutional Class, Y Class and Investor Class, respectively (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years
A	$727	$1,053
C	$337	$736
Institutional	$111	$352
Y	$121	$383
Investor	$137	$444

Assuming no redemption of shares:

Share class	1 year	3 years
C	$237	$736

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small capitalization companies. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of investment, of $3 billion or less.

Most of the assets of the Fund will be invested in U.S. common stocks the sub-advisor, Stephens Investment Management Group, LLC (“SIMG”), believes have clear indicators of future earnings growth, or that demonstrate other potential for growth of capital. The Fund may invest in other equity securities, including convertible debt securities, real estate investment trusts (“REITs”) and preferred stock. The Fund may also invest in investment grade, non-convertible debt securities, U.S. government securities, and U.S. dollar-denominated foreign stock traded on U.S. exchanges. In addition, the Fund may invest up to 25% of its net assets in securities of foreign issuers,

Summary Prospectus	February 24, 2012	1	American Beacon Stephens Small Cap Growth Fund

including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), including in emerging markets. In selecting companies for the Fund, SIMG employs quantitative analysis and fundamental research with a focus on earnings growth. SIMG will sell a security when appropriate and consistent with the Fund’s investment objectives and policies.

The Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Market Risk

Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell such securities to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Equity Securities Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated foreign stock traded on U.S. exchanges, REITs, ADRs and EDRs. Investing in such securities may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and EDRs are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs, EDRs, or U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR, EDR or foreign stock. To the extent that the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. At such times, the Fund may be more volatile than a more geographically diversified fund.

Futures Contract Risk

Futures contracts are a type of derivative instrument. A derivative refers to any financial investment whose value is derived, at least, in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative instrument may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Growth Companies Risk

Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s growth style could cause the Fund to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Small Capitalization Companies Risk

Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the U.S. Government only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk.

Securities Selection Risk

Securities selected by the Manager or sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Securities Lending Risk

To the extent the Fund lends its securities, it may be subject to the following risk. Borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.

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Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

Market Events

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 2000® Growth Index, which is the Fund’s primary benchmark and is a broad measures of market performance. In addition, the Fund’s performance is compared to the Standard & Poor’s Composite Stock Index (“S&P 500® Index”), which is the Fund’s secondary index and is provided to offer a broader market perspective.

The Investor Class and Institutional Class shares of the Fund have adopted the performance history and financial statements of the Class A and Class I shares, respectively, of the Fund’s predecessor. The chart below shows the performance of the Fund’s Investor Class shares for all periods. The table below shows the performance of the Fund’s Investor Class and Institutional Class shares for all periods. Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of Class A shares of the Fund’s predecessor would be less than those shown. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class shares

Year-By-Year Percentage Returns as of 12/31 of each Year

Highest Quarterly Return:	23.02%
(12/1/05 through 12/31/11)	(2nd Quarter 2009)
Lowest Quarterly Return:	-25.54%
(12/1/05 through 12/31/11)	(4th Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2011
Investor Class	1 Year	Five Years	Since Inception[2]
Return Before Taxes	1.50%	3.61%	3.85%
Return After Taxes on Distributions	0.29%	3.32%	3.61%
Return After Taxes on Distributions and Sale of Fund Shares	2.60%	3.10%	3.32%

Institutional Class
Return Before Taxes	1.77%	3.87%	4.09%

Indices (reflects no deduction for fees, expenses or taxes)
S&P 500® Index	2.11%	-0.25%	2.24%
Russell 2000® Growth Index	-2.91%	2.09%	3.80%

[1]

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k), the after-tax returns do not apply to your situation.

[2]	The inception date for Investor Class shares is December 1, 2005, and the inception date for Institutional Class shares is August 31, 2006.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund’s investment sub-advisor is Stephens Investment Management Group, LLC (“SIMG”).

Portfolio Managers

American Beacon Advisors, Inc.
Wyatt L. Crumpler Vice President, Asset Management	Since Fund Inception (2012)
Gene L. Needles, Jr. President, Chief Executive Officer and Director	Since Fund Inception (2012)
Cynthia M. Thatcher Portfolio Manager	Since Fund Inception (2012)

Stephens Investment Management Group, LLC
Ryan Crane Senior Portfolio Manager	Since Fund Inception (2012)
John Thornton Co-Portfolio Manager	Since Fund Inception (2012)
Kelly Ranucci Co-Portfolio Manager	Since Fund Inception (2012)
Sam Chase Co-Portfolio Manager	Since Fund Inception (2012)

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class

Summary Prospectus	February 24, 2012	3	American Beacon Stephens Small Cap Growth Fund

and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

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